SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2015

COLUMBUS MCKINNON CORPORATION

(Exact name of registrant as specified in its charter)

NEW YORK

(State or other jurisdiction

of incorporation)

001-34362	16-0547600
(Commission File Number)	(IRS Employer Identification No.)

140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK	14228-1197
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (716) 689-5400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

As previously disclosed on September 2, 2015, Columbus McKinnon Corporation, a New York corporation (the “Company”) completed its acquisition of Magnetek, Inc., a Delaware corporation (“Magnetek”). Magnetek’s 2004 Stock Incentive Plan (the “2004 Plan” and 2014 Stock Incentive Plan (the “2014 Plan”) remained in effect following the completion of the acquisition.

On September 15, 2015, the Company’s board of directors unanimously approved the assumption and adoption of the 2014 Plan, and the reservation of up to 397,602 shares of common stock of the Company, par value $0.01 per share to be issued under the 2014 Plan.

On September 16, 2015, Magnetek’s board of directors terminated the 2004 Plan.

The foregoing summary of the 2014 Plan does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the 2014 Plan attached hereto as Exhibit 10.1 and incorporated herein by reference.

Forward-Looking Statements

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities. This report contains forward-looking statements related to the Company’s acquisition of Magnetek that are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding the successful integration of the business, the benefits of the transaction, as well as future revenue and earnings. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from the results expressed or implied by such statements, including general economic and business conditions, conditions affecting the industries served by the Company and its respective subsidiaries, conditions affecting the Company’s customers and suppliers, competitor responses to the Company’s products and services, the overall market acceptance of such products and services, the integration of the businesses and other factors disclosed in the Company’s periodic reports filed with the Securities and Exchange Commission. The Company assumes no obligation to update the forward-looking information contained in this release, except as expressly required by law

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION

10.1	The 2014 Stock Incentive Plan of Magnetek, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLUMBUS McKINNON CORPORATION

By:	/s/ Gregory P. Rustowicz
Name:	Gregory P. Rustowicz
Title:	Vice President and Chief Financial Officer (Principal Financial Officer)

Dated: September 16, 2015

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.1	The 2014 Stock Incentive Plan of Magnetek, Inc.